UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form 8-K

on Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the Company’s Report on Form 8-K is being filed to add the financial statements to the Company’s press release included as Exhibit 99.1, which were inadvertently omitted from the initial filing.

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2015, WisdomTree Investments, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2015. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press Release, dated October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

Date: October 30, 2015	By:	/s/ Amit Muni
Amit Muni
Chief Financial Officer

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